                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]   Preliminary Proxy Statement

[  ]   Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))

[x]    Definitive Proxy Statement

[  ]   Definitive Additional Materials

[  ]   Soliciting Material Pursuant to (S)240.14a-12

                               DAOU SYSTEMS, INC.
------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)    Title of each class of securities to which transaction applies:
              ------------------------------------------------------------------
       (2)    Aggregate number of securities to which transaction applies:
              ------------------------------------------------------------------
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
              ------------------------------------------------------------------
       (4)    Proposed maximum aggregate value of transaction:
              ------------------------------------------------------------------
       (5)    Total fee paid:
              ------------------------------------------------------------------
[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)    Amount Previously Paid:
              ------------------------------------------------------------------
       (2)    Form, Schedule or Registration Statement No.:
              ------------------------------------------------------------------
       (3)    Filing Party:
              ------------------------------------------------------------------
       (4)    Date Filed:
              ------------------------------------------------------------------

              Notes:
              ------------------------------------------------------------------

                                    [GRAPHIC]

                                      DAOU
                                 SYSTEMS, INC.

                              DAOU Systems, Inc.
                          412 Creamery Way, Suite 300
                           Exton, Pennsylvania 19341
                               T: (610) 594-2700
                              http://www.daou.com

May 10, 2002

Dear Stockholder:

   You are cordially invited to attend the Company's 2002 Annual Meeting of Stockholders to be held on June 11, 2002. At the meeting, the Company's management will review actions taken during the fiscal year ended December 31, 2001 and present its plans for 2002.

   The meeting will begin promptly at 1:00 p.m., local time, at the Company's principal executive offices located at 412 Creamery Way, Suite 300, Exton, Pennsylvania 19341.

   The official Notice of Meeting, Proxy Statement and Proxy Card are included with this letter. The matters listed in the Notice of Meeting are described in detail in the Proxy Statement.

   The vote of every stockholder is important. Mailing your completed Proxy Card will not prevent you from voting in person at the meeting if you wish to do so. Please complete, sign, date and promptly return your Proxy Card in the enclosed envelope. Your cooperation will be greatly appreciated.

   Members of the Company's Board of Directors and management look forward to greeting personally those stockholders who are able to attend the meeting.

                                          Sincerely,

                                          James T. Roberto
                                          President, Chief Executive Officer
                                            and Director

                              DAOU SYSTEMS, INC.
                          412 Creamery Way, Suite 300
                           Exton, Pennsylvania 19341

                               -----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON June 11, 2002

                               -----------------

   Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of DAOU Systems, Inc., a Delaware corporation (the "Company"), will be held at the Company's principal executive offices located at 412 Creamery Way, Suite 300, Exton, Pennsylvania 19341 on June 11, 2002, at 1:00 p.m., local time, for the following purposes:

    1. To elect two (2) Class III directors of the Company for a term expiring at the annual meeting of stockholders to be held in 2005, with each Class III director to hold office until his respective successor is duly elected and qualified;

    2. To ratify the selection of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending December 31, 2002; and

    3. To transact such other business as may properly come before the Meeting or any adjournment or postponement of the Meeting.

   The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

   Only holders of the Company's common stock and Series A convertible preferred stock of record at the close of business on May 1, 2002 will be entitled to notice of and to vote at the Meeting and any adjournments thereof. Each of these stockholders is cordially invited to be present and vote at the Meeting in person.

                                          By Order of the Board of Directors

                                          Neil R. Cassidy
                                          Secretary

Exton, Pennsylvania
May 10, 2002

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THIS IS IMPORTANT BECAUSE A MAJORITY OF THE SHARES MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON EVEN THOUGH YOU SEND IN YOUR PROXY CARD NOW. IN ADDITION, YOU MAY REVOKE THE PROXY AT ANY TIME BEFORE IT IS VOTED.

                              DAOU Systems, Inc.

                               -----------------

                                Proxy Statement
                                      for
                        Annual Meeting of Stockholders
                          to be held on June 11, 2002

                               -----------------

                               Table of Contents

                                                               Page
                                                               ----

            General Information...............................   1

            Shares Outstanding and Voting Rights..............   2

            Proposal One--Election of Class III Directors.....   3

            Proposal Two--Ratification of Independent Auditors  19

            Other Business....................................  20

                              DAOU SYSTEMS, INC.
                          412 Creamery Way, Suite 300
                           Exton, Pennsylvania 19341

                               -----------------

                                Proxy Statement
                                      for
                        Annual Meeting of Stockholders
                          to be held on June 11, 2002

                               -----------------

                              General Information

   Your proxy in the enclosed form is solicited by the Board of Directors (the "Board") of DAOU Systems, Inc., a Delaware corporation (the "Company"), for use at its Annual Meeting of Stockholders to be held at the principal executive offices of the Company at 412 Creamery Way, Suite 300, Exton, PA 19341 on June 11, 2002, at 1:00 p.m., local time (the "Meeting"), for the purposes set forth in the accompanying notice and at any adjournment or postponement of the Meeting. The mailing of this Proxy Statement and the accompanying Notice of Annual Meeting and form of Proxy Card (the "Proxy Card") to the stockholders of the Company is expected to commence on or about May 10, 2002.

   The shares of the Company's Common Stock, par value $0.001 per share (the "Common Stock") and the Company's Series A Convertible Preferred Stock, par value $0.01 per share (the "Preferred Stock"), represented by proxy will be voted in accordance with the instructions given on the Proxy Card, subject to the proper execution of the Proxy Card and its receipt by the Company prior to the close of voting at the Meeting or any adjournment or postponement thereof. Proxies received by the Company on which no contrary instruction has been given will be voted:

       "FOR" the election of the Class III directors to the Board nominated by the Board; and

       "FOR" the ratification of the selection of Ernst & Young LLP as the independent auditors for the fiscal year ending December 31, 2002.

   A stockholder giving a proxy has the power to revoke it at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if the person executing the Proxy Card is present at the Meeting and votes in person.

   Copies of solicitation material will be furnished to brokerage firms, nominees, fiduciaries and custodians holding shares of Common Stock and Preferred Stock in their names which are beneficially owned by others ("record holders") to forward to such beneficial owners. In addition, the Company may reimburse such persons and the Company's transfer agent for their reasonable out-of-pocket expenses in forwarding the solicitation material to such beneficial owners. Original solicitation of proxies by mail may be supplemented, if deemed desirable or necessary, by either telephone, telegram, facsimile or personal solicitation by directors, officers or employees of the Company. No additional compensation will be paid for any such services. The Company reserves the right, if deemed desirable or necessary, to retain a proxy solicitation firm to deliver solicitation material to record holders for distribution by them to their principals and to assist the Company in collecting proxies from such holders. The costs of these services to the Company, exclusive of out-of-pocket costs, is not expected to exceed $10,000. Except as described above, the Company does not intend to solicit proxies other than by mail.

                     SHARES OUTSTANDING AND VOTING RIGHTS

Record Date and Shares Outstanding

   Only holders of shares of Common Stock and Preferred Stock of record as of the close of business on May 1, 2002 (the "Record Date") are entitled to vote at the Meeting. On the Record Date, 21,555,528 shares of Common Stock and 2,181,818 shares of Preferred Stock were issued and outstanding (collectively, the "Shares"). Each of the Shares is entitled to one vote on all matters to be voted upon at the Meeting.

Quorum; Broker Non-votes; Abstentions

   The presence, in person or by proxy duly authorized, of the holders of a majority of the Shares will constitute a quorum for the transaction of business at the Meeting and any adjournment or postponement thereof. The Shares that are voted by proxy "FOR," "AGAINST" or "WITHHELD FROM" a proposal are treated as being present at the Meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Meeting with respect to such proposal.

   Broker non-votes (i.e., Shares held by a broker or nominee which are represented at the Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting, but will not be counted for purposes of determining the number of votes cast with respect to a particular proposal on which the broker has expressly not voted. Accordingly, a broker non-vote will not affect the outcome of the voting on any proposal set forth in this Proxy Statement.

   The Class III director nominees will be elected by a plurality of votes of the Shares present in person or represented by proxy at the Meeting. Any of the Shares not voted (whether by abstention, broker non-votes or otherwise) will have no impact on the election of the Class III directors, except to the extent that the failure to vote for one Class III director nominee results in another nominee receiving a larger portion of votes. Any other proposals submitted to the Company's stockholders in the Proxy Card must be approved by the vote of the holders of a majority of the Shares represented in person or by proxy and entitled to vote at the Meeting. In determining whether such proposals have been approved, abstentions and broker non-votes will not be counted as votes for or against the proposal.

Revocability of Proxy

   A proxy may be revoked by a stockholder at any time prior to the voting at the Meeting by written notice to the Secretary of the Company, by submission of another duly executed proxy bearing a later date or by voting in person at the Meeting. Such notice or later proxy will not affect a vote on any matter taken prior to the receipt thereof by the Company or its transfer agent. The mere presence at the Meeting of the stockholder who has appointed a proxy will not revoke the prior appointment. If not revoked, the proxy will be voted at the Meeting in accordance with the instructions indicated on the Proxy Card by the stockholder or, if no instructions are indicated, will be voted:

       "FOR" the election of the Class III directors to the Board nominated by the Board;

       "FOR" the ratification of the selection of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 2002; and as to any other matter that may be properly brought before the Meeting, in accordance with the judgment of the proxy holders.

                                 PROPOSAL ONE

                        ELECTION OF CLASS III DIRECTORS
                          (Item 1 on the Proxy Card)

   The Board currently consists of five (5) directors. At the Meeting, the stockholders will elect two (2) Class III directors to the Board who will hold office until their respective successors are duly elected and qualified at the 2005 annual stockholders meeting. The Board has nominated Vincent K. Roach and David W. Jahns as the two (2) Class III directors to be elected at the Meeting.

   Management knows of no reason why any of these Class III director nominees would be unable or unwilling to serve; but, in the event that any Class III director nominee is unable or unwilling to serve, the proxies will be voted for the election of such other person(s) for the office of Class III director as management may recommend in the place of such nominee.

Information Regarding Class III Director Nominees

   The following table sets forth the names, ages, principal occupations for the periods indicated and other directorships of the two (2) Class III director nominees. Vincent K. Roach is currently President of the Company's Applications Services division and a director of the Company. David W. Jahns is currently a director of the Company. Information as to the stock ownership of each Class III director nominee and all current directors and executive officers of the Company as a group is set forth below under "Securities Ownership of Certain Beneficial Owners and Management."

                                         Principal Occupation for the Past Five                   Director
Name               Age                       Years and Other Directorships                         Since
----               --- -------------------------------------------------------------------------- --------
CLASS III
  Vincent K. Roach 57  Mr. Roach has been a Director of the Company since June 2001 and has          July
                       served as President of the Company's Application Services division, since     2001
                       January 2001 and as a director and President of DAOU-TMI, Inc., a subsidiary of the Company, from June 1998 to December 2000. From
                       December 1983 to June 1998, Mr. Roach was President of Technology
                       Management, Inc., a management consulting and applications implementation firm that the Company acquired in June 1998. He holds a
                       B.A. from Wabash College.
  David W. Jahns   36  Mr. Jahns has been a Director of the Company since October 1995. He        October
                       joined Galen Partners, a venture capital investment firm focused on equity  1995 investments in healthcare information technology companies, in January
                       1993, and has served as Vice President and General Partner of Galen
                       Partners since January 1994. He also serves as General Partner of Galen
                       Partners III, L.P. and Galen Partners International III, L.P. Mr. Jahns
                       currently serves on the board of directors of various public and private healthcare services and technology companies. He holds a B.A. in
                       Political Science and Economics from Colgate University and an M.B.A.
                       from the J.L. Kellogg Graduate School of Business.

Vote Required and Board Recommendation

   The two (2) Class III director nominees receiving the highest number of affirmative votes of the Shares present in person or represented by proxy at the Meeting and entitled to be voted for each of them will be elected as Class III directors of the Company. Votes withheld from any Class III director nominee will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect under Delaware law. Stockholders do not have the right to cumulate their votes in the election of directors. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or if no direction is made, for the election of the Board's nominees. If any of the Class III director nominees is unable or declines to serve as a Class III director at the time of the Meeting, the proxy holders will vote for a nominee designated by the present Board to fill the vacancy. It is not presently expected that any of the nominees will be unable or will decline to serve as a Class III director.

   THE BOARD RECOMMENDS A VOTE "FOR" THE TWO (2) CLASS III DIRECTOR NOMINEES LISTED ABOVE.

Information Concerning Directors and Executive Officers

   Information concerning the Company's current executive officers and directors is set forth below.

Name                               Age                              Position
----                               ---                              --------
James T. Roberto (1).............. 61  Chief Executive Officer, President and Director
Neil R. Cassidy................... 37  Executive Vice President, Chief Financial Officer and Secretary
Daniel J. Malcolm................. 51  Chief Marketing Officer, President of Technology Services Division
Vincent K. Roach (3).............. 57  Director and President of Application Services Division
Kevin M. Fickenscher (2), (4), (5) 51  Director
David W. Jahns (3), (4), (5)...... 36  Director
H. Lawrence Ross (1), (4), (5).... 45  Director

--------
(1) Class I director, term expires at 2004 annual meeting of stockholders.

(2) Class II director, term expires at 2003 annual meeting of stockholders.

(3) Class III director, term expires at 2002 annual meeting of stockholders.

(4) Member of the Audit Committee.

(5) Member of the Compensation Committee.

   A description of the background of each of the Class III director nominees has been provided above under "Information Regarding Class III Director Nominees." A description of the background of each of the other directors and executive officers who are not directors follows:

   Mr. Roberto has served as Director, President and Chief Executive Officer since November 2000. From November 1998 to October 2000, he served as a professional consultant to several healthcare information technology companies, focusing on strategic planning, funding, due diligence and turnaround management initiatives. From 1993 to 1998, Mr. Roberto served as Chief Executive Officer of Prompt Associates, a high-technology hospital billing review and analysis firm ("Prompt"), where he successfully executed a turnaround and restructuring of the company. Prompt was acquired by Concentra Managed Care ("Concentra") in late 1996, and Mr. Roberto continued as Prompt's CEO and served as a member of Concentra's mergers and acquisition team for the next two years. Mr. Roberto holds a B.S. with honors in Finance and his Master of Business Administration from The Pennsylvania State University.

   Mr. Cassidy has served as Executive Vice President, Chief Financial Officer and Secretary since October 2000. From November 1997 to October 2000, Mr. Cassidy served as Vice President of Field Administrative Services. From June 1996 to October 1997, he was Vice President of Finance. From May 1992 to May 1996, Mr. Cassidy was Director of Finance. Mr. Cassidy holds a B.A. in Business Economics from the University of California at Santa Barbara.

   Mr. Malcolm has served as President of the Company's Technology Services Division since July 2001. Prior to joining the Company, he served as Vice Chairman and Chief Operating Officer of LaserLink.net, a branded Internet access firm, from March 1999 to March 2000, when the company was purchased by Covad Communications. From April 2000 to January 2001, following the acquisition of LaserLink by Covad, Mr. Malcolm was Vice President of Covad's consumer business division. From June 1996 to February 1999, he was the Chief Operating Officer of American Healthware Systems, Inc., a financial software and services vendor to acute care hospitals. Previously, he held senior executive positions with Integra, Inc. from January 1991 to May 1996 and Shared Medical Systems (SMS, now Siemens Medical Solutions) from March 1985 to December 1990. He served in various roles during his tenure at SMS, starting as a regional sales manager, then moving into executive-level business development and marketing positions and ultimately serving as Vice President of New Business Development. Mr. Malcolm held various management positions within IBM from July 1973 to February 1985. Previously, he was a commissioned Officer in the U.S. Army. Mr. Malcolm holds a B.S. in Marketing from Drexel University.

   Dr. Fickenscher has been a Director of the Company since March 1999. Since April 2002, Dr. Fickenscher has been the Partner and National Director for Clinical Transformation at Computer Sciences Corporation Global Health Care Group (CSC). Prior to joining CSC, he was Senior Vice President of WebMD Corporation, a publicly traded transaction based company that provides connectivity services for the health care industry. Prior to joining WebMD in February 2000, he served as the Senior Vice President and Chief Medical Officer at Catholic Healthcare West, a regional, integrated healthcare system since April 1997. From April 1994 to April 1997, he was Senior Vice President and Chief Medical Officer at Aurora Health Care, a regional, vertically integrated healthcare system. Dr. Fickenscher holds a B.A. in Psychology at the University of North Dakota, and an M.D. from the University of North Dakota School of Medicine. He obtained his residency in Family Practice through Montefiore Hospital and Medical Center and the University of North Dakota.

   Mr. Ross has been a Director of the Company since April 2001. Mr. Ross is the founder of Ross & Company, an executive search firm based in Southport, Connecticut, specializing in senior executives for early stage and other accelerated growth healthcare and technology companies. Mr. Ross has served as President of Ross & Company since 1992. Ross & Company recruits senior-level managers for organizations in various industry segments at every level of size and development, including concept and seed stage start-ups, as well as more established businesses which are recapitalizations, workouts or turnarounds. Mr. Ross holds a B.A. degree from Yale University.

Board of Directors

   The Company's Bylaws provide for a range of one to 11 directors, with the current authorized number set at five. The Company's Certificate of Incorporation provides that the Board is classified into three classes, with the directors of each class to be elected for a term of three years and to hold office until their successors are duly elected and qualified. At each annual meeting of stockholders, the successors to the class of directors whose term then expires will be elected to hold office for a term expiring at the annual meeting of stockholders held subsequently in three years. In each case, a director serves for the designated term and until his or her respective successor is duly elected and qualified, unless he resigns or his seat on the Board becomes vacant due to his death, removal or other cause.

   James T. Roberto and H. Lawrence Ross currently serve as Class I directors (term expiring at the 2004 annual meeting of stockholders); Kevin M. Fickenscher currently serves as a Class II director (term expiring at the 2003 annual meeting of stockholders); and David W. Jahns and Vincent K. Roach currently serve as Class III directors (term expiring at the 2002 annual meeting of stockholders).

Board Meetings and Committees

   During the fiscal year ended December 31, 2001 ("Fiscal 2001"), the Board held six regular meetings and two special meetings. Each of the directors attended at least 75% of the meetings held during Fiscal 2001 which occurred on or after the initiation of his term as a director.

   The Board has a compensation committee (the "Compensation Committee") currently consisting of Messrs. Fickenscher, Jahns and Ross, and an audit committee (the "Audit Committee") currently consisting of Messrs. Fickenscher, Jahns and Ross. The Compensation Committee makes recommendations to the Board concerning salaries and incentive compensation for the Company's officers and employees. The Audit Committee aids management in the establishment and supervision of the Company's financial controls, evaluates the scope of the annual audit, reviews audit results, consults with management and the Company's independent auditors prior to the presentation of financial statements to the stockholders and, if appropriate, initiates inquiries into aspects of the Company's financial affairs. Certain Officers are elected by and serve at the discretion of the Board. The Company neither has a Nominating Committee nor a committee that performs equivalent functions of a Nominating Committee.

   During Fiscal 2001, the Audit Committee held six meetings, and the Compensation Committee held one meeting. Each member of the Audit Committee did not attend one of the Audit Committee meetings. The Board has adopted a written charter for the Audit Committee which was included as an appendix to the Company's proxy statement in respect of the 2001 annual meeting of stockholders.

Section 16(a) Beneficial Ownership reporting Compliance

   Section 16(a) under the Securities Exchange Act of 1934, requires the Company's officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent (10%) stockholders are required by regulations of the SEC to furnish the Company with copies of all Section 16(a) forms that they file.

   To the Company's knowledge, based solely on conversations with the Company's officers and directors and a review of such reports filed with the SEC, the Company is unaware of any instances of noncompliance or late compliance with filings during Fiscal 2001 by its directors, officers or 10 percent stockholders, with the exception of the following: Mr. Malcolm did not file a Form 3 upon becoming an officer of the Company; the Form 3 has subsequently been filed; Mr. Ross did not file Form 4's to report three transactions that should have been reported. Mr. Ross reported those transactions in a Form 5.

Securities Ownership of Certain Beneficial Owners and Management

   The following table sets forth certain information regarding beneficial ownership of the Common Stock as of May 1, 2002 by:

  . each person who is known by the Company to own beneficially more than five percent (5%) of the outstanding shares of Common Stock;

  .   each director of the Company;

  . all individuals serving as the Company's Chief Executive Officer during Fiscal 2001;

  .   the other Named Executive Officers; and

  .   all directors and executive officers of the Company as a group.

   Unless otherwise indicated below, to the knowledge of the Company, all persons listed below have sole voting and investing power with respect to their shares of Common Stock, except to the extent authority is shared by spouses under applicable community property laws, and their address is 412 Creamery Way, Suite 300, Exton, Pennsylvania 19341.

                                                                    Shares Beneficially
                                                                         Owned (1)
                                                                    ------------------
Name and Address of Beneficial Owner (1)                              Number    Percent
----------------------------------------                            ---------   -------
Galen Partners III, L.P. (2)....................................... 6,268,553    16.1%

Vincent K. Roach................................................... 3,152,250    14.6
 President of Application Services Division

Wellington Management Company, LLP (3)............................. 1,650,600     7.7

James T. Roberto................................................... 1,543,400     7.2
 Chief Executive Officer and Director

Daniel J. Malcolm..................................................   333,333     1.5
 Chief Marketing Officer, President of Technology Services Division

Neil R. Cassidy (4)................................................   194,339       *
 Executive Vice President, Chief Financial Officer and Secretary

H. Lawrence Ross (5)...............................................   189,718       *
 Director

David W. Jahns (6).................................................    54,045       *
 Director

Kevin M. Fickenscher (7)...........................................    43,000       *
 Director

All directors and executive officers as a group (8)................ 5,510,085    25.2
 (7 persons)

--------
  * Less than 1%.

 (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC") and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants exercisable within 60 days of May 1, 2002 are deemed outstanding for computing the percentage of the person or entity holding such options but are not deemed outstanding for computing the percentage of any other person.

 (2) Includes 2,181,818 Series A convertible preferred shares of which 1,993,234 shares are held by Galen Partners III, L.P., 180,422 shares are held by Galen Partners International III L.P., and 8,162 shares are held by Galen Employee Fund III, L.P., issuable upon conversion of Series A preferred stock. Also includes accumulated dividends of 359,785 Series A convertible preferred shared issuable upon conversion of Series A preferred stock and warrants to purchase 3,540,000 shares of Common Stock exercisable at $0.01 per share. Please note that pursuant to Section 1 of the Certificate of Designation for the Series A preferred stock, dividends shall be paid to the holders of Series A preferred stock at an annual rate of 6% for the first two years after the date upon which any shares of Series A preferred stock were issued (the "Issue Date"), plus an additional 1% per annum based upon the Series A issue price for each successive year after the second anniversary of the Issue Date, up to a maximum of 12%, which dividend shall accrue and be payable semi-annually in shares of Series A preferred stock valued at the Series A issue price. Mr. Jahns is a General Partner of Galen Partners III, L.P.

 (3) Data based on information contained in a Schedule 13G/A filed with the SEC on February 14, 2002 on behalf of Wellington Management Company, LLP ("WMC"). The address of WMC is 75 State Street, Boston, Massachusetts 02109. WMC may be deemed to beneficially own 1,650,600 shares of Common Stock. WMC has neither sole voting power nor sole dispositive power over these shares of Common Stock.

 (4) Includes 24,087 shares issuable under stock options exercisable within 60 days of May 1, 2002.

 (5) Includes 88,968 shares of Common Stock owned by a family-owned limited liability company of which Mr. Ross, his spouse, and their children are the members and 33,000 shares of Common Stock owned by Mr. Ross' spouse. Includes 25,000 shares issuable under stock options exercisable within 60 days of May 1, 2002.

 (6) Shares issuable under stock options exercisable within 60 days of May 1, 2002.

 (7) Shares issuable under stock options exercisable within 60 days of May 1, 2002.

 (8) Includes 329,465 shares issuable under stock options exercisable within 60 days of May 1, 2002.

                            EXECUTIVE COMPENSATION

Director Compensation

   In Fiscal 2001, the Company compensated outside directors $1,000 for each board of directors or committee meeting attended in person and $500 for participation on conference calls. As consideration for serving on the Board, the Company granted to each of the following outside directors (at the time of grant) options to purchase shares of Common Stock, in each case vesting over three years from the date of issuance: Messrs. Fickenscher, Jahns and Ross were each granted 75,000 options in June 2001. The Company may elect to change the cash compensation amounts or grant additional options to directors in the future.

Executive Compensation

   The following table shows for the three (3) years ended December 31, 2001 the cash and other compensation awarded to, earned by or paid to the following individuals (collectively, the "Named Executive Officers"):

   (i) each of the individuals who served as Chief Executive Officer during Fiscal 2001;

  (ii) each of the four most highly compensated executive officers (other than the Chief Executive Officers) who were serving as executive officers at the end of Fiscal 2001; and

 (iii) the two individuals that would have been included in the table but for the fact that they were not serving as an executive officer of the Company at the end of Fiscal 2001.

                          Summary Compensation Table

                                                                                Long-Term
                                                                               Compensation
                                                                               ------------
                                                           Annual Compensation    Awards
                                                           ------------------- ------------
                                                                                Securities
                                                                                Underlying   All Other
Name and Principal Position                           Year  Salary     Bonus   Options/SARs Compensation
---------------------------                           ---- --------  --------  ------------ ------------
James T. Roberto..................................... 2001 $360,000  $     --    400,000      $    --
 Chief Executive Officer and President (1)            2000 $ 41,538        --         (2)

Neil R. Cassidy...................................... 2001  180,000    60,000     25,000       13,840(5)
  Executive Vice President, Chief Financial           2000  134,053    12,350         (4)
  Officer and Secretary (3)

Vincent K. Roach..................................... 2001  181,667   858,535         --        1,992(6)
 President of Application Services Division           2000  460,000   472,867         --
                                                      1999  460,000   983,500         --

Daniel J. Malcolm.................................... 2001   60,000    40,000    850,000           --
  Chief Marketing Officer, President of
  Applications Services division (7)

Mercedes McKenzie-Veal............................... 2001  180,000   246,746    100,000        5,250(8)
  Vice President, General Manager of
  Managed Care Implementation Services

John Smaling......................................... 2001  200,000        --    100,000       12,865(9)
  Vice President, General Manager of Infrastructure
  Services

--------
(1) Mr. Roberto was appointed Chief Executive Officer and President of the Company on November 9, 2000.

(2) Mr. Roberto was granted 1,500,000 stock options in December 2000 which were subsequently canceled in June 2001.

(3) Mr. Cassidy was appointed Executive Vice President, Chief Financial Officer and Secretary on October 2, 2000.

(4) Mr. Cassidy was granted 150,000 stock options in December 2000 which were subsequently canceled in June 2001.

(5) Includes $3,456 in contributions made by the Company under its 401(k) plan.

(6) Contributions made by the Company under its 401(k) plan.

(7) Mr. Malcolm was appointed Chief Marketing Officer and President of Technology Services Division on July 24, 2001.

(8) Contributions made by the Company under its 401(k) plan.

(9) Includes $3,250 in contributions made by the Company under its 401(k) plan.

1996 Stock Option Plan

   The 1996 Stock Option Plan (the "1996 Option Plan") provides for the grant of ISOs to employees and nonstatutory stock options to employees, directors and consultants. A total of 5,000,000 shares of Common Stock have been reserved for issuance under the 1996 Option Plan, under which options to purchase 3,390,091 shares of Common Stock were outstanding as of May 1, 2001. On May 25, 2000, stockholders approved an amendment to the 1996 Option Plan to increase the number of shares reserved for issuance thereunder to from 4,000,000 to 5,000,000 shares of Common Stock. The number of shares of Common Stock underlying options issued under the 1996 Option Plan cannot exceed twenty-five percent (25%) of the number of the Company's outstanding shares of Common Stock at the end of the immediately preceding fiscal quarter.

   A committee (the "Option Committee") consisting solely of outside directors within the meaning of Section 162(m) of the Internal Revenue Code is currently responsible for administering the 1996 Option Plan and determining the exercise price of options granted thereunder to executive officers of the Company. The Option Committee has delegated to David W. Jahns, a member of the Board of Directors, and to James T. Roberto, the Company's President, Chief Executive Officer and Director, the administration of the 1996 Option Plan with respect to employees (except for executive officers) and consultants (except for directors).

   Options granted under the 1996 Option Plan typically vest over three or five year periods. The exercise price of ISOs must be at least equal to the fair market value of the Common Stock on the date of grant. In addition, the exercise price of any stock option granted to an optionee who owns stock representing more than 10% of the voting power of all classes of stock of the Company must equal at least 110% of the fair market value of the Common Stock on the date of grant. The exercise price may be paid in such consideration as determined by the Board. No individual may receive options to purchase more than a total of 150,000 shares of Common Stock under the 1996 Option Plan during any year. With respect to any participant who owns stock representing more than 10% of the voting power of all classes of stock of the Company, the term of the option is limited to five years or less. The term for all other options may not exceed ten years.

   The Board may amend or modify the 1996 Option Plan at any time without the consent of the optionees, so long as such action does not adversely affect their outstanding options. The 1996 Option Plan will terminate in 2006, unless terminated earlier by the Board. Each outstanding option provides that, in the event of a "change in control" occurring without the prior approval of the Board of Directors, including the dissolution or liquidation of the Company or a merger of the Company with or into another corporation, each optionee will be entitled to exercise up to 70% of the shares of Common Stock underlying his unvested options immediately prior to the consummation of such "change in control" event.

                       Option Grants in Last Fiscal Year

   The following table sets forth information concerning stock options awarded to each of the Named Executive Officers during Fiscal 2001. All such options were awarded outside the 1996 Option Plan.

                                Individual Grants
                  ----------------------------------------------
                                                                  Potential Realizable
                  Number of   Percent of                            Value at Assumed
                  Securities Total Options                       Annual Rates of Stock
                  Underlying  Granted to                         Price Appreciation for
                   Options   Employees in   Exercise                 Option Term(3)
                   Granted    Fiscal 2001    Price    Expiration ----------------------
Name                 (#)          (1)      ($/SH) (2)    Date       5%($)      10%($)
----              ---------- ------------- ---------- ----------  --------    --------
James T. Roberto.  400,000        13%        $1.00     12/13/11  $251,558    $637,497
Neil R. Cassidy..   25,000         1%        $1.00     12/13/11  $ 15,722    $ 39,844
Daniel J. Malcolm  850,000        27%        $0.52      7/24/11  $277,971    $704,434

--------
*  Less than one percent.

(1) Percentages include options to purchase 3,197,000 shares of Common Stock.

(2) The exercise price is to be paid in cash, by surrendering shares of Common Stock held by optionee for more than 12 months, or in any combination of such consideration or such other consideration and method of payment permitted under applicable law. The exercise price equaled the fair market value of the Common Stock on the date of grant.

(3) The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the SEC. There can be no assurance that the actual stock price appreciation over the ten-year option term will be at the assumed 5% or 10% levels or at any other defined level.

                Aggregated Option Exercises in Last Fiscal Year
                         and Fiscal Year Option Values

   The following table sets forth certain information regarding options to purchase shares of Common Stock held as of December 31, 2001 by each of the Named Executive Officers.

                                               Number of Securities
                                              Underlying Unexercised       Value of Unexercised
                     Shares                         Options at            In-the-Money Options at
                  Acquired on     Value          December 31, 2001         December 31, 2001 (1)
Name              Exercise (#) Realized ($) (Exercisable/Unexercisable) (Exercisable/Unexercisable)
----              ------------ ------------ --------------------------- ---------------------------
James T. Roberto.      --           --                0 / 400,000                $0 / $112,000
Neil R. Cassidy..      --           --            22,222 / 28,985                  $0 / $7,000
Daniel J. Malcolm      --           --           83,333 / 766,667           $63,333 / $392,667
Vincent K. Roach.      --           --                      0 / 0                      $0 / $0

--------
(1) Calculated by determining the difference between the closing bid price of the Common Stock underlying the option as quoted on the Over the Counter Bulletin Board on December 31, 2001 at $1.28 per share and the exercise price of the option.

Employment Agreements

   James T. Roberto. Effective November 9, 2000, the Company entered into an employment agreement with James T. Roberto for services as the Company's President and Chief Executive Officer. The employment agreement was amended on June 1, 2001. Under the amended agreement, Mr. Roberto will receive:

  .   an annual base salary of $360,000;

  . a quarterly bonus at the discretion of the Board and in an amount to be determined by the Board, in accordance with the Company's Incentive Compensation Plan;

  . the right to purchase 1,500,000 shares of Common Stock at the closing price of the Common Stock on June 1, 2001 in accordance with a Restricted Stock Purchase Agreement vesting over a thirty month period; provided that, if a "change in control" of the Company occurs, then, in most cases, 100% of the unvested restricted stock would vest immediately; all stock options previously granted to Mr. Roberto were cancelled, including 1,500,000 granted in December 2000.

   Neil R. Cassidy. Effective October 2, 2000, the Company entered into an employment agreement with Neil R. Cassidy for services as the Company's Executive Vice President, Chief Financial Officer and Secretary. The employment agreement was amended on June 1, 2001. Under the amended agreement, Mr. Cassidy will receive:

  .   an annual base salary of $180,000;

  .   up to $20,000 per quarter in bonus compensation; and

  . the right to purchase 150,000 shares of Common Stock at the closing price of the Common Stock on June 1, 2001 in accordance with a Restricted Stock Purchase Agreement vesting over a twenty five month period; provided that, if a "change in control" of the Company occurs, then, in most cases, 100% of the unvested restricted stock would vest immediately; 150,000 stock options previously granted to Mr. Cassidy in December 2000 were cancelled.

   Vincent K. Roach. Effective June 16, 1998, the Company entered into an employment agreement with Vincent K. Roach, the President of the Company's Application Services Division. The employment agreement was amended on June 1, 2001. Under the amended agreement, Mr. Roach will receive:

  .   an annual base salary of $240,000;

  .   a signing bonus of $200,000;

  . a monthly draw equal to $10,000 and a settlement (i) paid quarterly equal to 2.5% of Applications Services Division revenues; plus a settlement
      (ii) paid annually equal to 10% of the operating profits (before interest and taxes) of the Applications Services Division; less (iii) the monthly draws paid to Mr. Roach during the previous fiscal year; and

  . the right to purchase 2,500,000 shares of Common Stock at the closing price of the Common Stock on June 1, 2001 in accordance with a Restricted Stock Purchase Agreement vesting over a thirty six month period; provided that, if a "change in control" of the Company occurs, then, in most cases, 100% of the unvested restricted stock would vest immediately; all stock options previously granted to Mr. Roach were cancelled.

   Daniel J. Malcolm. Effective July 24, 2001, the Company entered into an employment agreement with Daniel J. Malcolm, Chief Marketing Officer and President of the Company's Technology Services Division. Under the agreement, Mr. Malcolm will receive:

  .   an annual base salary of $240,000;

  .   a signing bonus of $40,000;

  . future bonus at the discretion of the Board and in an amount to be determined by the Board, in accordance with the Company's Incentive Compensation Plan for senior management;

  . the right to purchase 150,000 shares of Common Stock at the closing price of the Common Stock on July 24, 2001 in accordance with a Restricted Stock Purchase Agreement vesting over a thirty six month period; provided that, if a "change in control" of the Company occurs, then, in most cases, 100% of the unvested restricted stock would vest immediately; and

  . options to purchase 850,000 shares of Common Stock, which options are to be issued outside of the Company's 1996 Stock Option Plan; the exercise price for the options will be the closing price of the Common Stock on the date of grant; the options vest as follows: (i) 125,000 options will vest on the sooner of (a) the first date following ten consecutive trading days in which the Common Stock trades at a value of at least $2.50 per share; or (b) five years from the date of grant; (ii) 125,000 options will vest on the sooner of (a) the first date following ten consecutive trading days in which the Common Stock trades at a value of at least $5.00 per share; or (b) five years from the date of grant; and
      (iii) 600,000 options will vest in thirty-six equal increments on the monthly anniversary of the date of grant; provided that, if a "change in control" of the Company occurs, then, in most cases, 100% of the unvested options would vest immediately.

Section 401(k) Plan

   Effective November 1, 1999, the Company initiated a new DAOU Systems, Inc. 401(k) Salary Savings Plan (the "New Plan"), which covers employees who meet certain age and service requirements. The New Plan received a favorable determination ruling from the Internal Revenue Service ("I.R.S.") as a tax-exempt retirement plan in January 2001. Employees may contribute a portion of their earnings each plan year subject to certain I.R.S. limitations. Employer contributions under the New Plan are made at the sole discretion of the Company. This New Plan replaces the former DAOU Systems, Inc. 401(k) Salary Savings Plan and various other defined contribution plans under which employees also participated (the "Old Plans"). The Company is in the process of terminating the Old Plans with the I.R.S. to allow employees to roll over monies to the New Plan, another qualified plan, or receive a taxable distribution of these funds.

Compensation Committee Interlocks and Insider Participation

   No member of the Compensation Committee is or has been an officer or employee of the Company. No current executive officer of the Company has served as a director or member of the compensation committee, or other committee serving an equivalent function, of any other entity that has one or more executive officers serving as a director of the Company or as a member of its Compensation Committee.

Certain Relationships and Related Transactions

   All future transactions, including any loans from the Company to its officers, directors, principal stockholders or affiliates, will be approved by a majority of the Board, including a majority of the disinterested members of the Board or, if required by law, a majority of disinterested stockholders, and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

   On July 24, 2001, the Company sold 150,000 shares of restricted Common Stock in a private placement pursuant to Section 4(2) of the Securities Act of 1933, at the July 24, 2001 closing price of $.52 per share to an executive officer of the Company, in exchange for a full recourse note receivable that accrues interest at a rate of 6.75% and is due on July 23, 2006.

   On June 1, 2001, the Company sold 4,150,000 shares of restricted Common Stock in a private placement pursuant to Section 4(2) of the Securities Act of 1933, at the June 1, 2001 closing price of $.29 per share to three executive officers of the Company, in exchange for full recourse notes receivable that accrue interest at a rate of 6.75% and which are due on May 31, 2006.

   In connection with two of the agreements, the Company agreed to reimburse the officers for the interest due in accordance with the terms of the notes receivable. Accordingly, deferred compensation totaling $321,000 was recorded in connection with these agreements. This amount is being amortized ratably over the five year term of the notes, and such amortization totaled $60,000 for the year ended December 31, 2001.

   During the year ended December 31, 2001, the Company received certain personnel recruitment services from a company owned by one of its Board members. The Company believes the terms of its arrangement are at least as favorable, if not more, than those offered by competing recruitment firms. Payments for these services during the year ended December 31, 2001, consisted of cash compensation totaling $87,500 and the issuance of 88,968 shares of Common Stock valued at $25,000. The Company expects to continue to utilize the services of the recruitment services company owned by the Board member during Fiscal 2002 and expects to provide cash compensation for those services at rates that are at least as favorable, if not more, than those offered by competing recruitment firms.

                         REPORT OF THE AUDIT COMMITTEE

   The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this Report by reference therein.

   Our Committee has reviewed and discussed with management of the Company and Ernst & Young LLP, the independent auditing firm of the Company, the audited consolidated financial statements of the Company as of December 31, 2000 and 2001 and for each of the three years in the period ended December 31, 2001 (the "Audited Financial Statements"). In addition, we have discussed with Ernst & Young LLP the matters required by Codification of Statements on Auditing Standards No. 61.

   The Committee also has received and reviewed the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1, and we discussed with the firm its independence from the Company. We also have discussed with management of the Company and the auditing firm such other matters and received such assurances from them as we deemed appropriate.

   Management is responsible for the Company's internal controls and the financial reporting process. Ernst & Young LLP is responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Committee's responsibility is to monitor and oversee these processes.

   Based on the foregoing review and discussions and a review of the report of Ernst & Young LLP with respect to the Audited Financial Statements, and relying thereon, we have recommended to the Company's Board of Directors the inclusion of the Audited Financial Statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2001.

                                          Audit Committee:

                                          David W. Jahns
                                          Kevin M. Fickenscher
                                          H. Lawrence Ross

                     REPORT OF THE COMPENSATION COMMITTEE
                           ON EXECUTIVE COMPENSATION

   The Compensation Committee makes recommendations to the Board regarding compensation of the Company's officers and directors and oversees the administration of the Company's employee stock option plans and stock purchase plans, if any. All decisions of the Compensation Committee relating to compensation of the Company's executive officers are reviewed and approved by the entire Board.

Compensation Policy

   The Company's executive compensation policy is designed to establish an appropriate relationship between executive pay and the Company's annual performance, its long-term growth objectives and its ability to attract and retain qualified executive officers. The Compensation Committee attempts to achieve these goals by integrating on an individualized basis competitive annual base salaries with stock options through the Company's stock option plan and otherwise. The Compensation Committee believes that cash compensation in the form of salary and bonus provides the Company's executives with short term rewards for success in operations, and that long term compensation through the award of stock options better coordinates the objectives of management with those of the stockholders with respect to the long term performance and success of the Company. The Compensation Committee generally takes into consideration a variety of subjective and objective factors in determining the compensation packages for executive officers, including how compensation compares to that paid by competing companies and the responsibilities and performance by each executive and the Company as a whole. In making its determinations, the Compensation Committee attempts to address the unique challenges which are present in the industry in which the Company competes against a number of public and private companies with respect to attracting and retaining executives and other key employees.

   The Compensation Committee has relied heavily on the equity/option position of executives and key employees as an important mechanism to retain and motivate executives and key employees while at the same time aligning their interests with those of the stockholders generally. The Compensation Committee believes that option grants are instrumental in motivating employees to meet the Company's future goals.

Base Salary

   The base salary of the Company's executive officers is set at an amount which the Compensation Committee believes is competitive with the salaries paid to the executive officers of other companies of comparable size in similar industries. In evaluating salaries, the Compensation Committee utilizes publicly available information and surveys of the compensation practices of information technology companies. The Compensation Committee also relies on information provided by the Company's Human Resources Department and its knowledge of local pay practices. Furthermore, the Compensation Committee considers the executives' performance of their job responsibilities and the overall financial performance of the Company. The Compensation Committee recognized the revenues and earnings generated by the Company during its fiscal year ended December 31, 2000 as well as the need to attract appropriate senior management, when establishing the salaries for Fiscal 2001.

Bonuses

   Each of the Company's executive officers is eligible to receive bonus compensation according to varying performance standards. During Fiscal 2001, the Compensation Committee determined the bonus compensation based on the achievement of certain quarterly and annual revenue and profit targets. See "--Summary Compensation Table".

Stock Option Grants

   The Company provides its executive officers with long-term incentives through stock option grants of stock options. An initial grant of options is made at the time an executive is hired and the Compensation Committee considers periodically additional grants based on the performance of both the individual executives and the

Company as a whole. The Compensation Committee takes into account the executive's position and level of responsibility, existing stock and unvested option holdings and the potential reward if the stock price appreciates in the public market. The exercise price of all options is equal to the closing market price of the Common Stock on the date of grant and the options generally vest over a three to five-year period. The 1996 Option Plan currently qualifies for exclusion under Section 162(m) of the Internal Revenue Code.

Restricted Stock Purchase Agreements And Deferred Compensation

   The Company periodically provides its executive officers with an opportunity to purchase Common Stock of the Company in a private placement at the then current market price in exchange for a full-recourse promissory note issued in favor of the Company. The sale of stock is generally made at the time an executive officer is hired and the Compensation Committee considers periodically additional placements based on the performance of both the individual executives and the Company as a whole. The Compensation Committee takes into account the executive's position and level of responsibility, existing stock and unvested option holdings and the potential reward if the stock price appreciates in the public market. The share price of the Common Stock is equal to the closing market price of the Common Stock on the date of purchase and the shares generally vest over a three year period.

Compensation of Chief Executive Officer

   James T. Roberto serves as the Company's Chief Executive Officer and President. In setting compensation levels for the Chief Executive Officer, the Compensation Committee reviews competitive information reflecting compensation practices for similar technology companies and examines the Chief Executive Officer's performance relative to the Company's overall financial results. The Compensation Committee also considers the Chief Executive Officer's achievements against the same pre-established objectives and determines whether the Chief Executive Officer's base salary, target bonus and target total compensation approximate the competitive range of compensation for chief executive officer positions in the information technology industry.

   In Fiscal 2001, James T. Roberto received $360,000 in salary. No bonus was paid to Mr. Roberto in Fiscal 2001. Mr. Roberto also received a grant of options to purchase 400,000 shares of Common Stock outside of the 1996 Option Plan. All of the Options granted outside of the Plan will be non-qualified/non-statutory options. The exercise price for the Options will be the closing price per share of the Company's Common Stock on the date of grant.

Compensation Arrangements Generally

   Overall, the Compensation Committee believes that the compensation arrangements for the Company's executives serve the long-term interests of the Company and its stockholders and that, in particular, equity/option positions are an important factor in attracting and retaining key executives. The Compensation Committee intends to continue to review and analyze its policies in light of the performance and development of the Company and the environment in which it competes for executives and to retain outside compensation consultants from time to time to assist the Compensation Committee in such review and analysis.

                                          Compensation Committee:

                                          David W. Jahns
                                          Kevin M. Fickenscher
                                          H. Lawrence Ross

May 1, 2002

   The foregoing reports of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing under the Securities Act of 1933, or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

                                    [CHART]

                                  ----------------------------FISCAL YEAR ENDING----------------------------
COMPANY/INDEX/MARKET              2/13/1997   12/31/1997   12/31/1998   12/31/1999   12/29/2000   12/31/2001
DAOU Systems Inc                    100.00      333.33        65.67       32.67          5.66        13.65
NASDAQ Computer, Data Process'g     100.00      115.28       220.05      468.54        240.53       188.11
NASDAW US Only                      100.00      113.83       173.08      313.01        198.18       152.97




   The above graph assumes that $100.00 was invested in the Common Stock and in each index on February 13, 1997, the effective date of the Company's initial public offering. The data used for the Nasdaq returns calculations was obtained from Media General Financial Services Total Return Indexes for the Nasdaq Stock Market. Although the Company has not declared a dividend on its Common Stock, the total return for each index assumes the reinvestment of dividends. Stockholder returns over the period presented should not be considered indicative of future returns. Pursuant to regulations of the SEC, the graph shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall it be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

                                 PROPOSAL TWO
                     RATIFICATION OF INDEPENDENT AUDITORS
                          (Item 2 on the Proxy Card)

   The Board has selected Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2002, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Meeting. Ernst & Young LLP has audited the Company's financial statements annually since March 1995. Its representatives are expected to be present at the Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

   Audit Fees.   The aggregate fees billed for professional services rendered by Ernst & Young LLP for the audit of the Company's annual financial statements for Fiscal 2001 and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for Fiscal 2001 were $149,225.

   Financial Information Systems Design and Implementation Fees.   Ernst &
Young LLP did not render any professional services to the Company of the type described in Rule 2-01(c)(4)(ii) of Regulation S-X during Fiscal 2001.

   All Other Fees.   The aggregate fees billed for services rendered by Ernst &
Young LLP, other than fees for the services referenced under the captions "Audit Fees" and "Financial Information Systems Design and Implementation Fees", during Fiscal 2001 were $49,770.

   Stockholder ratification of the selection of Ernst & Young LLP as the Company's independent auditors is not required by the Company's By-Laws or otherwise. The Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. In the event that the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board determines that such a change could be in the best interests of the Company and its stockholders.

Vote Required

   An affirmative vote by the holders of a majority of the Shares present in person or represented by proxy at the Meeting is required for approval of ratification of the independent auditors.

   THE BOARD RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP TO SERVE AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.

                                OTHER BUSINESS

   The Company is not aware of any other matters to be presented at the Meeting. If any other matters are properly brought before the Meeting, it is the intention of the persons named in the enclosed Proxy Card to vote the shares that they represent in accordance with their best judgment.

                                   FORM 10-K

   A copy of the Company's Annual Report for Fiscal 2001 is being mailed with this Proxy Statement to stockholders entitled to notice of the Meeting. At any stockholder's written request, the Company will provide without charge, a copy of the Annual Report for Fiscal 2001 which incorporates the Form 10-K as filed with the SEC, including the financial statements and a list of exhibits. If copies of exhibits are requested, a copying charge of $.20 per page will be made. Requests should be sent to Investor Relations, DAOU Systems, Inc., 412 Creamery Way, Suite 300, Exton, Pennsylvania 19341.

               PROPOSALS OF STOCKHOLDERS FOR 2003 ANNUAL MEETING

   Any proposal that a stockholder of the Company wishes to be considered for inclusion in the Company's proxy statement and proxy card for the Company's 2003 Annual Meeting of Stockholders (the "2003 Annual Meeting") must be submitted to the Secretary of the Company at its offices, 412 Creamery Way, Suite 300, Exton, Pennsylvania 19341, no later than January 13, 2003. In addition, such proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

                                          By Order of the Board of Directors

                                          Neil R.Cassidy
                                          Secretary

                               DAOU Systems, Inc.
                           412 Creamery Way, Suite 300
                            Exton, Pennsylvania 19341

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby constitutes and appoints James T. Roberto and Neil R. Cassidy, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of DAOU Systems, Inc. to be held at the Company's principal executive offices located at 412 Creamery Way, Suite 300, Exton, Pennsylvania 19341, on June 11, 2002, at 1:00 p.m., local time, and at any adjournments thereof, and to vote as designated.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL CLASS III DIRECTOR NOMINEES TO THE BOARD OF DIRECTORS AND "FOR" THE RATIFICATION OF INDEPENDENT AUDITORS AND AS THE PROXY HOLDER MAY DETERMINE IN HIS DISCRETION WITH REGARD TO ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                      YOUR VOTE IS IMPORTANT! PLEASE VOTE.

                           (Continued on reverse side)

BACK OF CARD
--------------------------------------------------------------------------------

1.  ELECTION OF CLASS III DIRECTOR NOMINEES

    ____  FOR all nominees listed below.

    ____  FOR all nominees listed below except as marked to the contrary.

    ____  WITHHOLD AUTHORITY to vote for all nominees listed below.

                                                             Withhold Authority
                                                            For Specific Nominee
                                                            --------------------

     Nominees:    1.   Vincent K. Roach   (Class III)       __________
     --------
                  2.   David W. Jahns     (Class III)       __________

2.   RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS

           Vote For ____      Vote Against ____       Abstain ____

     and to vote on such other business as may properly come before the meeting

                      Dated:______________________________________________, 2002

                      __________________________________________________________
                      Signature of Stockholder(s)

                      __________________________________________________________
                      Signature of Stockholder(s)

                       Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                       THANK YOU FOR VOTING.